UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2019

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.	Other Events

On June 25, 2019, PAVmed, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with the investors (the “Purchasers”) in its public offering of 1,800,000 shares (the “Shares”) of its common stock at a public offering price of $1.00 per share (the “Offering”). The Offering was made by the Company directly to potential purchasers, without an underwriter or placement agent, on a best efforts basis.

The Subscription Agreements provide for the sale of all 1,800,000 Shares offered in the Offering. The Subscription Agreements contain customary representations and warranties and covenants of the Company. The Company expects the Offering will close on or about June 25, 2019.

The Company estimates that the net proceeds of the Offering, after deducting the estimated expenses of the Offering, will be approximately $1,785,000.

The Offering was made pursuant to the Company’s existing shelf registration statement on Form S-3 (Registration No. 333-220549), which was filed with the Securities and Exchange Commission (“SEC”) on September 21, 2017 and declared effective by the SEC on October 6, 2017, and is described in more detail in a prospectus supplement (dated June 25, 2019) and accompanying base prospectus (dated October 6, 2017) filed with the SEC.

The form of the Subscription Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the form of Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the exhibit. A copy of the opinion of Graubard Miller relating to the legality of the issuance and sale of the securities in the Offering is attached hereto as Exhibit 5.1.

The form of Subscription Agreement has been included to provide investors and security holders with information regarding its terms. The form is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the form of Subscription Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Subscription Agreements, may have been made in some cases solely for the allocation of risk between the parties and may be subject to limitations agreed upon by the contracting parties.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
5.1	Opinion of Graubard Miller.
10.1	Form of Subscription Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Form 8-K filed on May 8, 2019).
23.1	Consent of Graubard Miller (included as part of Exhibit 5.1).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2019	PAVMED INC.

	By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President and Chief Financial Officer

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